Bonaventure Trading House Ltd.

3037, 3/f, 479 Castle Peak Road
Cheung Sha Wan, Kowloon
Hong Kong

November 1, 2021

JAAG Uniform Limited
Room 301K, 3/F, Lai Cheong Factory Bldg.
479 Castle Peak Road, Cheung Sha Wan
Kowloon, Hong Kong

Dear Sirs:

Re: JAAG Uniform Limited

We are hereby submitting a proposal for providing consulting services to JAAG Uniform Limited starting from Nov. 1, 2021. The services provided include the following:

- Carrying out administrative functions of the company;
- Handling receivables and payables; and
- Maintaining company's bookkeeping records.

The monthly fee for providing the above services is HK$5,000.00 or such other amount approved by the management of the company, payable upon receipt of invoice. This engagement can be terminated any time by either party with one month written notice.

Trust you are in agreement with the above proposal. Feel free to contact me if there's any question.

Regards,

Bonaventure trading House Ltd.

For and on behalf of
BONAVENTURE TRADING HOUSE LTD.

Authorized Signature

Per: ____________________

Accepted by:
JAAG Uniform Limited

JAAG Uniform Limited

Per: ____________________